UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT




        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported): May 16, 2003




                               ARADYME CORPORATION
             (Exact name of registrant as specified in its charter)



   Delaware                         0-50038                        33-0619254
  (State or other jurisdiction    (Commission                    (IRS Employer
  of incorporation)                File Number)          Identification Number)


677 East 700 South, Suite 201                                         84003
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:             (801) 756-9585

Item 4. Changes in Registrant's Certifying Accountant.
On May 16, 2003, Aradyme Corporation, (the "Company") notified Tanner & Company, that the Company has dismissed it as its auditor. On May 19, 2003, the Company engaged HJ & Associates, LLC as independent auditors of the Company for the fiscal year ending September 30, 2003. The action to engage HJ & Associates, LLC was taken upon the unanimous approval of the Board of Directors of the Company. During the last two fiscal years ended December 31, 2002 and December 31, 2001 and through May 16, 2003, (i) there were no disagreements between the Company and Tanner & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Tanner & Company would have caused Tanner & Company to make reference to the matter in its reports on the Company's financial statements, and (ii) Tanner & Company's reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the last two most recent fiscal years ended December 31, 2002 and December 31, 2001 and through May 16, 2003, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. Tanner & Company's opinion in its report on the Company's financial statements for the years ended December 31, 2002 and 2001, expressed substantial doubt with respect to the Company's ability to continue as a going concern. During the two most recent fiscal years and through May 16, 2003, the Company has not consulted with HJ & Associates, LLC regarding either:
(a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that HJ & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B. The Company has requested that Tanner &
Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated May 20, 2003, is filed as Exhibit 16.1 to this Form 8-K.


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ARADYME CORPORATION

Date:  May 24,  2003                    By: /s/Kirk Tanner
                                          ----------------------------------
                                           Name:  Kirk Tanner
                                           Its:   President


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